UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2023

BROADWIND, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2023, the board of directors (the “Board”) of Broadwind, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s Bylaws (as amended and restated, the “Fourth Amended and Restated Bylaws”), in connection with the Board’s periodic review of recent developments involving corporate governance practices, the Delaware General Corporation Law (the “DGCL”) and the rules and regulations promulgated by the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The amendments contained in the Fourth Amended and Restated Bylaws include, among other things:

●
modifying Sections 1.5 and 1.6 relating to adjournment procedures and Section 1.12 relating to the Company preparing lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect amendments to Sections 219 and 222 of the DGCL;

●	revising Section 1.6 to allow the Board to make rules and regulations for conduct of stockholder meetings;

●
modifying the rules for stockholder nominations to the Board set forth in Section 1.14 to require that proposing stockholders comply with certain notice and disclosure requirements in accordance with the Exchange Act, including Rule 14a-19;

●
revising Section 1.14 to incorporate rules requiring the Company to disregard proxies or votes for stockholder nominees if, after the stockholder provides notice under Rule 14a-19 of the Exchange Act, the proposing stockholder subsequently gives notice that such stockholder no longer intends to solicit proxies in support of nominees other than the Company’s nominees or otherwise fails to comply with Rule 14a-19 of the Exchange Act or timely provide evidence of such compliance;

●	revising Section 1.16 to incorporate provisions setting forth requirements for notice of business proposed by stockholders to be brought before meetings;

●	revising Section 2.5 and adding a new Section 3.3 related to resignation of directors and officers;

●	revising Section 4.1(b) to provide that any two authorized officers can sign a stock certificate (rather than certain specified officers); and

●	incorporating other technical and conforming revisions and clarifications.

The foregoing description of the Fourth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibit

EXHIBIT NUMBER	DESCRIPTION
3.1	Fourth Amended and Restated Bylaws of Broadwind, Inc. adopted as of June 26, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

June 28, 2023	By:	/s/ Eric B. Blashford

Eric B. Blashford
President and Chief Executive Officer
(Principal Executive Officer)